SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                       January 30, 1997

                     Harris Financial, Inc.
               ---------------------------------
   (Exact name of registrant as specified in its charter)

  Pennsylvania               0-22399                23-2889833
-----------------      -------------------    -------------------
(State or other       (Commission File No.)      (I.R.S. Employer
  jurisdiction                                Identification No.)
of incorporation)

         Registrant's telephone number, including area code:
                         (717) 236-4041



                            Not Applicable
                   ----------------------------------
    (Former name or former address, if changed since last report)

PAGE
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Item 5.     Other Events.

    On September 17, 1997, Harris Savings Bank (the "Bank") completed its reorganization into the two-tier form of mutual holding company ownership (the "Reorganization"). Pursuant to the Reorganization, the Bank is now the wholly-owned subsidiary of Harris Financial, Inc., a Pennsylvania corporation (the "Registrant"). Each share of the Bank's common stock was automatically converted into one share of the Registrant's common stock.

     For further information, see the Bank's press release included as Exhibit 99 to this report.

Item 7.     Financial Statements, Pro Forma Financial
            Information, and Exhibits

     The following Exhibits are filed as part of this report:

     Exhibit 99     Press Release of Harris Savings Bank

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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           HARRIS FINANCIAL, INC.


DATE: September 19, 1997   By: /s/ William J. McLaughlin
                               ----------------------------------
                               William J. McLaughlin
                               President and Chief Executive
                                Officer

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                          EXHIBIT INDEX

The following Exhibits are filed as part of this report:

     Exhibit 99     Press Release of Harris Savings Bank


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EXHIBIT 99

                        PRESS RELEASE OF
                       HARRIS SAVINGS BANK

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